UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MARIMED INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

Notice of Special Meeting of Stockholders
To be held on October 28, 2026

September 22, 2026

To our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of MariMed Inc., which will be held virtually via live webcast on the Internet on Wednesday, October 28, 2026, at 9:30 a.m. Eastern Time. You will be able to attend the meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRMD2026SM.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to submit your vote via the Internet, by telephone or by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you provide.

Thank you for your continued support, interest and investment in MariMed.

Sincerely,

Edward Gildea
Chairman of the Board

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

Notice of Special Meeting of Stockholders
To be held on October 28, 2026

The special meeting of stockholders of MariMed Inc. (the “Company”) will be a virtual meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/MRMD2026SM, on Wednesday, October 28, 2026, at 9:30 a.m. Eastern Time. You can attend the meeting online, vote your shares electronically and submit your questions during the meeting. You will need to have your 16‐digit control number included on your proxy card or in the instructions that accompanied your proxy materials to attend the meeting. At the meeting, we will consider and vote upon the following proposals:

1.The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.001 per share (“Common Shares”), by a ratio of not less than one-for-fifty (1-for-50) and not more than one-for-one hundred (1-for-100) (the “Reverse Stock Split”), with the exact ratio to be set within this range by our board of directors (the “Board”) in its sole discretion (without reducing the authorized number of our Common Shares) and with our Board able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion (the “Amendment Proposal”); and
2.The approval of the adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Amendment Proposal.
These items are more fully described in the accompanying Proxy Statement. Holders of record at the close of business on September 4, 2026 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at the Company’s principal office.

By order of the Board of Directors,

Edward Gildea
Chairman of the Board
Norwood, Massachusetts
September 22, 2026

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2026

This Proxy Statement, the Notice of Special Meeting of Stockholders and our form of proxy card are available at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your proxy card.

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held on October 28, 2026

This proxy statement (the “Proxy Statement”) is furnished to stockholders of MariMed Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at a special meeting of stockholders to be held on October 28, 2026, and at any adjournment or postponement thereof (our “Special Meeting”). Our Special Meeting will be held at 9:30 a.m. Eastern time via a live audio webcast at www.virtualshareholdermeeting.com/MRMD2026SM.

On or about September 23, 2026, we will commence mailing of the proxy materials which are also available at www.proxyvote.com. The proxy materials are being sent to stockholders who owned shares of our common stock, par value $0.001 per share (“Common Shares”) at the close of business on September 4, 2026, the record date for the Special Meeting (the “Record Date”). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

Why am I receiving these materials?

We sent you this Proxy Statement because our Board is soliciting your proxy to vote at our Special Meeting. This Proxy Statement summarizes the information you need to vote at our Special Meeting. You do not need to attend our Special Meeting to vote your shares.

What proposals will be voted on at the Special Meeting?

Stockholders will vote on two proposals at the Special Meeting:

1.The approval of an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our Common Shares by a ratio of not less than one-for-fifty (1-for-50) and not more than one-for-one hundred (1-for-100) (the “Reverse Stock Split”), with the exact ratio to be set within this range by our Board in its sole discretion (without reducing the authorized number of our Common Shares) and with our Board able to elect to abandon such proposed amendment and not effect the Reverse Stock Split authorized by our stockholders in its sole discretion (the “Amendment Proposal”).
2.The approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Amendment Proposal (the “Adjournment Proposal”).

Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I attend the Special Meeting?

To be admitted to the Special Meeting, you will need to visit www.virtualshareholdermeeting.com/MRMD2026SM and enter the 16-digit control number found next to the label “Control Number” on your proxy card or voting instruction form. If you are a beneficial stockholder, you should contact the bank, broker, or other institution where you hold your account well in advance of the Special Meeting if you have questions about obtaining your control number/proxy to vote.

WHETHER OR NOT YOU PARTICIPATE IN THE SPECIAL MEETING, IT IS
IMPORTANT THAT YOU VOTE YOUR SHARES

Can I ask questions during the Special Meeting?

Stockholders will have the ability to submit questions during the Special Meeting via the Special Meeting website at www.virtualshareholdermeeting.com/MRMD2026SM. Questions may be submitted online shortly prior to, and during, the Special Meeting by logging in with the 16-digit control number at www.virtualshareholdermeeting.com/MRMD2026SM. We will answer questions during the Special Meeting that are pertinent to the proposals presented at the Special Meeting, subject to time constraints. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics. Additional information regarding the rules and procedures for participating in the virtual Special Meeting will be provided in our rules of conduct for the Special Meeting, which stockholders can view during the Special Meeting at the Special Meeting website.

What happens if there are technical difficulties at the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have when accessing the virtual Special Meeting, voting at the Special Meeting, or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number on the log in screen.

How does the Board of Directors recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal.

Who is entitled to vote?

As of the Record Date, there were 403,740,510 Common Shares outstanding, and 26,900,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Shares”) outstanding. Each Common Share is entitled to one vote and, except under limited circumstances, none of which have occurred, holders of the Series B Preferred Shares do not have any voting rights and are not entitled to vote at the Special Meeting. Holders of record of our Common Shares as of the Record Date will be entitled to vote on the Amendment Proposal and the Adjournment Proposal at our Special Meeting or any adjournment or postponement thereof.

A list of stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten days before the Special Meeting at the Company’s principal office.

Stockholder of Record. Common Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Odyssey Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions.

Beneficial Owner. Common Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record. Common Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Special Meeting, by telephone, through the internet, or by mail using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to submit your vote as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You may still attend the Special Meeting and vote online even if you have already voted by proxy.

•To vote during the Special Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/MRMD2026SM. You will need to enter the 16-digit control number found on your proxy card or voting instruction form.

•To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted above.

•To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from your proxy card or voting instruction form. Your telephone vote must be received by 11:59 p.m., Eastern time on October 27, 2026 to be counted.

•To vote through the internet before the Special Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card or voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern time on October 27, 2026 to be counted.

Beneficial Owner. Common Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a full set of proxy materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. To vote online at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request a proxy form. If you are a beneficial owner and cannot locate your control number, you must contact your bank, broker, or other nominee to obtain one in advance of the Special Meeting (we recommend doing so at least five days prior to the meeting).

How many votes do I have?

On each matter to be voted upon, you have one vote for each Common Share you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record. Common Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by mail, by telephone, through the internet or online at the Special Meeting, your shares will not be voted.

Beneficial Owner. Common Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent will still be able to vote your shares in its discretion. In this regard, brokers, banks, and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. The Amendment Proposal and Adjournment Proposal are considered “routine” matters, meaning that if you do not return voting instructions to your broker before its deadline, your shares may be voted by your broker in its discretion on the Amendment Proposal and Adjournment Proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by applicable stock exchange rules to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal, in accordance with the recommendation of our Board. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one full set of proxy materials?

If you receive more than one full set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards or voting instruction forms to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record. Common Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to the Company’s Corporate Secretary at 10 Oceana Way, Norwood, Massachusetts 02062.
•You may attend the Special Meeting and vote online. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner. Common Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How many votes are needed to approve each proposal?

Votes will be counted by the inspector of election appointed for the Special Meeting. The minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes is as follows:

•For Proposal 1, the Amendment Proposal, to be approved, a majority of the outstanding Common Shares entitled to vote on the Amendment Proposal must vote in favor of the Amendment Proposal. Abstentions with respect to the Amendment Proposal will have the same effect as a vote “AGAINST” the Amendment Proposal. Brokerage firms will have discretionary authority to vote their customers’ unvoted shares held by the firms in street name on the Amendment Proposal, and thus we do not anticipate receiving any broker non-votes on this proposal.

•For Proposal 2, the Adjournment Proposal, to be approved, a majority of the Common Shares present or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal must vote in favor of the Adjournment Proposal. Abstentions with respect to the Adjournment Proposal will have the same effect as a vote “AGAINST” the Adjournment Proposal. Brokerage firms will have discretionary authority to vote their customers’ unvoted shares held by the firms in street name on the Adjournment Proposal, and thus we do not anticipate receiving any broker non-votes on this proposal.

What if I do not specify how my Common Shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board. Our Board’s recommendations are set forth above, as well as within the description of each proposal in this Proxy Statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the Common Shares outstanding on the Record Date are present or represented by proxy at the Special Meeting. On the Record Date, there were 403,740,510 Common Shares outstanding and entitled to vote. Thus, the holders of at least 201,870,256 shares must be present or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Special Meeting or a majority of the voting power of the Common Shares present at the Special Meeting may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

To the knowledge of the directors and executive officers of the Company and except as set out herein, no director or executive officer of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Special Meeting, other than as a stockholder of the Company.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON SHARES

Overview

Our Board has determined that the Amendment Proposal is advisable and in the best interests of the Company and its stockholders and is submitting the proposal to our stockholders for approval in accordance with Section 242 of the Delaware General Corporation Law and Policies 4 and 9 of the Canadian Securities Exchange (the “CSE”). The Amendment Proposal would authorize the Board, in its discretion, to effect the Reverse Stock Split at a ratio ranging from one-for-fifty (1-for-50) to one-for-one hundred (1-for-100), with the exact ratio and the timing of implementation, if any, to be determined by the Board following stockholder approval based on the factors discussed below. The Reverse Stock Split would not proportionately reduce the number of Common Shares the Company is authorized to issue. Cash will be paid in lieu of issuing fractional shares as discussed below.

If the Board, following the approval by the stockholders, decides in its discretion to effect the Reverse Stock Split, it would set the Reverse Stock Split ratio from the range described in this Proposal 1 and the Certificate of Incorporation would be amended accordingly. Approval of this Reverse Stock Split proposal will authorize the Board in its discretion to effect the Reverse Stock Split at any of the ratios within the range described above, or not to effect the Reverse Stock Split. A form of the Certificate of Amendment to our Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split is set forth in Appendix A (the “Amendment”). However, such form is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split. If at any time prior to the effectiveness of the filing of the Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Reverse Stock Split, in accordance with Delaware law and notwithstanding the approval by the stockholders, the Board may abandon the Reverse Stock Split without further action by the stockholders.

We believe that giving the Board the discretion to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to select one ratio within the range of ratios set forth in this Proposal 1. If the stockholders approve this Proposal 1, the Board would effect the Reverse Stock Split only upon the Board’s determination that the Reverse Stock Split would be in the best interest of the Company and its stockholders at that time. In determining whether to implement the Reverse Stock Split and selecting the Reverse Stock Split ratio, our Board will consider several factors, including:

•the initial listing requirements of the NYSE American (“NYSE American”) or The Nasdaq Stock Market (“Nasdaq”), including the NYSE American or the Nasdaq minimum bid price requirement (the “Minimum Bid Price Requirement”);

•the historical trading price and trading volume of our Common Shares;

•the then prevailing trading price and trading volume for our Common Shares;

•the anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Shares; and

•the prevailing general market and economic conditions.

If the Board implements the Reverse Stock Split at a ratio within the range described above, the Company will rely on the stockholder approval being sought at the Special Meeting to satisfy CSE Policy 4, as referenced by CSE Policy 9. The Reverse Stock Split remains subject to any required CSE acceptance and the completion of applicable corporate and exchange filings. If approved by stockholders, the Board may determine whether and when to implement the Reverse Stock Split and may determine not to proceed with the Reverse Stock Split without further stockholder approval.

Reasons for the Reverse Stock Split

The purpose of the Reverse Stock Split is to increase the market price of our Common Shares in connection with the potential up-listing of the Common Shares to the NYSE American or Nasdaq. The Board intends to implement the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our Common Shares on a split adjusted basis.

The Board believes that effecting the Reverse Stock Split may be desirable for a number of reasons, including:

•Facilitate a potential listing of our Common Shares on the NYSE American or Nasdaq. Our Common Shares are currently listed on the CSE and quoted on the OTCQB® Venture Market operated by OTC Markets Group, Inc. (the “OTCQB”) under the symbol “MRMD”. During the 30-day period ended September 18, 2026, the reported high and low sales prices of our Common Shares were $0.0935 and $0.0652 per share. The Board believes that the Reverse Stock Split may increase the market price per share of our Common Shares and thereby assist the Company in satisfying the applicable Minimum Bid Price Requirement for an initial listing on NYSE American or Nasdaq. However, the market price of our Common Shares may not increase in proportion to the Reverse Stock

Split ratio selected by the Board, or may decline following the Reverse Stock Split. In addition, the Company would also be required to satisfy all other applicable initial listing requirements, and there can be no assurance that the Company will apply for listing, that any application will be approved or that, if approved, the Company will maintain such listing.

•Broaden our Investor Base. We believe the Reverse Stock Split may increase the price of our Common Shares and thus may provide a broader range of institutional investors with the ability to invest in our Common Shares. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our Common Shares will potentially increase the overall market for our Common Shares.

•Increase Analyst and Broker Interest. We believe the Reverse Stock Split would help increase analyst and broker-dealer interest in our Common Shares as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many broker-dealers have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that our Common Shares may remain a “penny stock” under the SEC rules, if our Common Shares are not listed on the NYSE American or Nasdaq, we expect the increase in the stock price resulting from the Reverse Stock Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our Common Shares can result in stockholders or potential stockholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Stock Split

If the Reverse Stock Split does not result in a proportionate increase in the price of our Common Shares, we may not be able to list our Common Shares on the NYSE American or Nasdaq.

We expect that the Reverse Stock Split will increase the market price of our Common Shares so that we will be able to meet the Minimum Bid Price Requirement. However, the effect of Reverse Stock Split upon the market price of our Common Shares cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances have varied. It is possible that the market price of our Common Shares following the Reverse Stock Split will not increase sufficiently for us to be in compliance with Minimum Bid Price Requirement. If we are unable to meet the Minimum Bid Price Requirement, we may be unable to list our shares on the NYSE American or Nasdaq.

We may be unable to list our Common Shares on the NYSE American or any other national securities exchange in the foreseeable future — even if we effect the Reverse Stock Split — if we are unable to achieve the initial listing requirements or because of our U.S. cannabis operations and current federal law.

Even if the Reverse Stock Split achieves the requisite increase in the market price of our Common Shares, there can be no assurance that we will meet the initial listing requirements or will be permitted to list on any national securities exchange. Adult-use cannabis remains illegal under U.S. federal law, and, under their current policies and practices, national securities exchanges have not listed companies that are engaged in adult-use cannabis activities. As a result, unless there is a change in U.S. federal law, a change in the interpretation or enforcement of such laws, or a change in applicable exchange policies, or unless we restructure our operations so that the listed entity is not engaged in adult-use cannabis activities in the United States (which could include a divestiture or spin-off of our adult-use business), we do not expect to be eligible to list our Common Shares on any national securities exchange. There can be no assurance that any such legal or policy changes will occur or that any restructuring would be feasible, advisable, or completed, and any such restructuring could be complex, costly, time-consuming, require third-party and regulatory approvals, involve material tax and other consequences, and still may not result in eligibility for listing.

Even if the Reverse Stock Split achieves the requisite increase in the market price of our Common Shares, we cannot assure you that we will be able to continue to comply with the Minimum Bid Price Requirement.

Even if the Reverse Stock Split achieves the requisite increase in the market price of our Common Shares to be in compliance with the Minimum Bid Price Requirement, there can be no assurance that the market price of our Common Shares following the Reverse Stock Split will remain at the level required for continuing compliance with that requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our Common Shares declines following the effectuation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of a reverse stock split. In any event, other factors unrelated to the number of shares of our Common Shares outstanding, such as negative financial or operational results, could adversely affect the market price of our Common Shares and jeopardize our ability to meet or maintain the Minimum Bid Price Requirement.

Even if the Reverse Stock Split increases the market price of our Common Shares, our stock price could fall, and we could be delisted from the NYSE American or Nasdaq.

Each of the NYSE American and Nasdaq requires that the trading price of its listed stocks remain above a certain price in order for the stock to remain listed. If a listed stock trades below such price for a period of time, then it is subject to delisting. In addition, to maintain a listing on the NYSE American or Nasdaq, we must satisfy minimum financial and other continued listing requirements and standards, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, and certain corporate governance requirements. If we are unable to satisfy these requirements or standards, we could be subject to delisting. Such a delisting would likely have a negative effect on the price of our Common Shares and would impair your ability to sell or purchase our Common Shares when you wish to do so. In the event of a delisting, we would expect to take actions to restore our compliance with the listing requirements, but we can provide no assurance that any such action taken by us would allow our Common Shares to become listed again, stabilize the market price or improve the liquidity of our Common Shares, prevent our Common Shares from dropping below the Minimum Bid Price Requirement, or prevent future non-compliance with the listing requirements.

The Reverse Stock Split may decrease the liquidity of our Common Shares.

The liquidity of the shares of our Common Shares may be affected adversely by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split, especially if the market price of our Common Shares does not increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our Common Shares, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

Following the Reverse Stock Split, the resulting market price of our Common Shares may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors. Consequently, the trading liquidity of our Common Shares may not improve.

Although we believe that a higher market price of our Common Shares may help generate greater or broader investor interest, there can be no assurance that the Reverse Stock Split will result in a share price that will attract new investors, including institutional investors. In addition, there can be no assurance that the market price of our Common Shares will satisfy the investing requirements of those investors. As a result, the trading liquidity of our Common Shares may not necessarily improve.

The Reverse Stock Split may not increase our market capitalization or produce a sustained, proportional increase in our per-share price.

There can be no assurance that, immediately following the Reverse Stock Split, our total market capitalization will equal or exceed the level immediately prior to the split. Any initial increase in the per-share market price may not be sustained and may be less than the simple arithmetic effect of the split ratio, and investors could experience a decline in the value of their holdings.

The Reverse Stock Split may not achieve its intended benefits, and our share price will continue to be influenced by factors unrelated to the split.

The market price of our Common Shares will continue to be affected by our operating performance, financial condition, industry and regulatory developments, market liquidity, and macroeconomic conditions, many of which are unrelated to the number of shares outstanding. As a result, the Reverse Stock Split may not achieve its intended benefits, and if our share price declines after the split, the percentage decline may be greater than it would have been absent the split due to reduced liquidity and increased volatility.

The Reverse Stock Split may create odd-lot holdings that reduce liquidity and increase transaction costs for stockholders.

By consolidating shares on a fixed ratio, the Reverse Stock Split may result in more stockholders owning odd lots of Common Shares rather than a board or round lot. Odd-lot positions can be more difficult or costly to trade, including due to higher per-share commissions, fees, or less favorable pricing, which could adversely affect holders of odd-lot positions.

Principal Effects of the Reverse Stock Split

If approved and implemented, the principal effects of the Reverse Stock Split would include the following:

•the number of outstanding Common Shares will decrease based on the Reverse Stock Split ratio selected by the Board;

•the number of Common Shares held by individual stockholders will decrease based on the Reverse Stock Split ratio selected by the Board, and the number of stockholders who own “odd lots” of less than 100 shares of our Common Shares will increase;

•the number of Common Shares reserved for issuance under our stock incentive plans may be proportionately adjusted, at the discretion of the Compensation Committee, based on the Reverse Stock Split ratio selected by the Board (along with any other appropriate adjustments or modifications); and

•the exercise price of our outstanding stock options and warrants and the conversion price of our outstanding convertible securities, including debt securities, and the number of shares reserved for issuance upon exercise or conversion thereof will be adjusted in accordance with their terms based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split will not change the number of authorized Common Shares or preferred stock, or the par value of the Common Shares or preferred stock.

If the stockholders approve this proposal and the Board implements the Reverse Stock Split, we will amend Article FOURTH of our Certificate of Incorporation relating to our authorized capital to add a new subparagraph (C) as follows:

“(C) Effective at [ • ] on [ • ][ • ], [ • ](the “Reverse Stock Split Effective Time”), a one-for-[ • ] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [ • ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the Reverse Stock Split ratio will be entitled to a cash payment in lieu thereof determined by multiplying the fraction of a share to which the stockholder would otherwise be entitled by the closing price per share of Common Stock on the date immediately preceding the Reverse Stock Split Effective Time, as determined by the Board of Directors; provided, that where shares are held in certificated form, the surrender of a stockholder’s Old Certificates (as defined below) will be required. Each certificate that immediately prior to the Reverse Stock Split Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”

The table below shows, as of the Record Date, the approximate number of outstanding Common Shares that would result from the Reverse Stock Split ratios based on 403,740,510 Common Shares outstanding as of the Record Date:

Reverse stock split ratio	Common Shares Outstanding After the Reverse Stock Split
1-for-50	8,074,810
1-for-60	6,729,009
1-for-70	5,767,722
1-for-80	5,046,756
1-for-90	4,486,006
1-for-100	4,037,405

If the Reverse Stock Split ratio is between any two of the numbers in the table above, the number of outstanding shares will be proportionately reduced.

As of the Record Date, we had no Common Shares held as treasury shares. Common Shares after the Reverse Stock Split will be fully paid and non-assessable. The Amendment will not change any of the other terms of our Common Shares. The Common Shares after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Shares prior to the Reverse Stock Split. Following the Reverse Stock Split, we will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Because the number of authorized shares of our Common Shares will not be reduced, an overall effect of the Reverse Stock Split of the outstanding Common Shares will be an increase in authorized but unissued shares of our Common Shares. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our Common Shares and preferred stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the Reverse Stock Split ratio will be entitled to a cash payment in lieu thereof determined by multiplying the fraction of a share to which the stockholder would otherwise be entitled by the closing price per Common Share on the date immediately preceding the Reverse Stock Split Effective Time, as determined by the Board. The proceeds would be subject to certain taxes as discussed below. In addition, stockholders would not be entitled to receive interest for the period of time between the filing of the certificate of amendment to the Certificate of Incorporation and the date a stockholder receives payment for the cashed-out fractional shares. The payment amount would be paid to the stockholder in the form of a check in accordance with the procedures outlined below. After the Reverse Stock Split, a stockholder would have no further interest in the Company with respect to such stockholder’s cashed-out fractional shares. A person otherwise entitled to a fractional interest would not have any voting, dividend, or other rights except to receive payment as described above.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding Common Shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective following the filing of the Amendment with the Secretary of State of the State of Delaware as of the time of filing or such other time set forth in the Amendment (the “Effective Time”). The Effective Time of the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board may determine not to proceed with the Reverse Stock Split without further stockholder approval if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company.

Beginning at the Effective Time, each certificate representing shares of our Common Shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split. The form of the Amendment to implement the Reverse Stock Split is attached to this Proxy Statement as Appendix A. The Reverse Stock Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Stock Split. After the Effective Time, our Common Shares will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities.

Effect on Beneficial Owners of Common Shares

Upon implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as the stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Shares with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Outstanding Equity Awards

In accordance with the terms of the Company’s equity compensation plans and other applicable instruments, the Board (or the relevant committee thereof) will make appropriate adjustments to the number of shares issuable upon the vesting, settlement, exercise, conversion or exchange of outstanding restricted stock units, restricted stock awards, stock options and any other similar securities, and to the applicable per-share exercise or conversion prices and the aggregate number of shares reserved for issuance under such plans and instruments, in each case based on the Reverse Stock Split ratio, subject to the Company’s treatment of fractional shares.

Treatment of Book-Entry and Certificated Shares

Odyssey will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. Registered stockholders holding shares in book-entry form will receive a transaction statement confirming the adjustment to their account reflecting the Reverse Stock Split, and no further action will be required by such stockholders. As soon as practicable after the Effective Time, Odyssey will mail a letter of transmittal to each stockholder of record holding shares in certificated form at the Effective Time. The letter of transmittal will contain instructions for the surrender of stock certificates in exchange for new certificates representing the post-Reverse Stock Split shares. Following the effectiveness of the Reverse Stock Split, and upon receipt of a properly completed letter of transmittal together with any certificate(s) representing pre-Reverse Stock Split shares, Odyssey will issue or make available to the registered holder the number of post-Reverse Stock Split Common Shares to which the holder is entitled. Stockholders should not destroy any stock certificate and should not submit any stock certificate until requested to do so. Until surrendered, each outstanding certificate that, prior to the Reverse Stock Split, represented Common Shares will be deemed, from and after the Effective Time, to represent only the number of whole Common Shares into which the shares formerly represented by such certificate were combined pursuant to the Reverse Stock Split.

Accounting Matters

If the Reverse Stock Split is effected, the par value per share of our Common Shares will remain unchanged at $0.001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our Common Shares will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss of our Common Shares will be increased because there will be fewer Common Shares outstanding. The effects of the Reverse Stock Split will be applied retrospectively to the Company’s consolidated balance sheets, consolidated statements of changes in stockholders’ equity (deficit), and per share amounts for all periods presented for all financial statements not yet issued. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to “U.S. holders” (as defined below) arising from and relating to the Reverse Stock Split.

This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. holder arising from and relating to the Reverse Stock Split. In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. holder that may affect the U.S. federal income tax considerations applicable to such U.S. holder, including, without limitation, specific tax considerations applicable to a U.S. holder under an applicable income tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any particular U.S. holder. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. holders arising from and relating to the Reverse Stock Split. In addition, except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. Each U.S. holder should consult its own tax advisors regarding the U.S. federal, U.S. state and local and non-U.S. tax considerations arising from and relating to the Reverse Stock Split.

We have not sought, and will not seek, an opinion of legal counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax considerations applicable to a U.S. holder arising from and relating to the Reverse Stock Split. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, or contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the conclusions described in this summary.

This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations (whether final, temporary or proposed) promulgated thereunder (“Treasury Regulations”), published IRS rulings, published administrative positions of the IRS, and U.S. court decisions that are applicable and, in each case, in effect as of the date of this proxy statement. Any of the authorities on which this discussion is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis, which could affect the U.S. federal income tax considerations described herein. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal income tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequence as it relates to the Reverse Stock Split.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our Common Shares that, for U.S. federal income tax purposes, is:

i.an individual who is a citizen or resident of the United States;
ii.a corporation organized under the laws of the United States, any state thereof, or the District of Columbia;
iii.an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
iv.a trust that (a) is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary does not address the U.S. federal income tax considerations applicable to U.S. holders that are subject to special provisions under the Code, including, but not limited to, U.S. holders that: (i) are subject to the alternative minimum tax; (ii) are banks, insurance companies, underwriters, or other financial institutions; (iii) are tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) are dealers in securities or commodities; (v) are regulated investment companies or real estate investment trusts; (vi) are partnerships or S corporations (or other “pass-through” entities for U.S. federal income tax purposes and their partners, stockholders or members); (vii) are traders in securities that elect to use a mark-to-market method of tax accounting for their securities holdings; (viii) have a “functional currency” other than the U.S. dollar; (ix) own our Common Shares as part of a position in a hedging transaction, straddle, conversion transaction or other integrated transaction; (x) acquire our Common Shares in connection with the exercise or cancellation of employee stock options or otherwise as compensation for services; (xi) hold our Common Shares as qualified small business stock within the meaning of Section 1202 of the Code; (xii) are U.S. expatriates or former long-term residents of the U.S.; (xiii) own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of our stock; (xiv) are subject to special tax accounting rules with respect to our Common Shares; or (xv) hold our Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. U.S. holders that are subject to special provisions under the Code, including, but not limited to, U.S. holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. state and local and non-U.S. tax considerations arising from and relating to the Reverse Stock Split.

If an entity or arrangement that is classified as a partnership (or other pass-through entity) for U.S. federal income tax purposes holds our Common Shares, the U.S. federal income tax considerations applicable to such entity or arrangement and the partners (or other owners or participants) of such entity or arrangement generally will depend on the activities of such entity or arrangement and the status of such partners (or other owners or participants). This summary does not address the tax considerations applicable to any such entity or arrangement or partner (or other owner or participant). Partners (or other owners or participants) of entities or arrangements that are classified as partnerships or as other pass-through entities for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax considerations arising from and relating to the Reverse Stock Split.

This summary does not address the tax consequences of transactions effected prior to or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Except as described below with respect to the receipt of cash in lieu of a fractional share, a U.S. holder generally should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. holder’s aggregate tax basis in his, her or its Common Shares received pursuant to the Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in his, her or its Common Shares surrendered (excluding any portion of such basis that is allocated to any fractional Common Share), and such U.S. holder’s holding period in his, her or its Common Shares received should include such U.S. holder’s holding period of his, her or its Common Shares surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of Common Shares surrendered pursuant to the Reverse Stock Split to Common Shares received pursuant to the Reverse Stock Split. U.S. holders holding Common Shares that were acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above under the heading “Principal Effects of the Reverse Stock Split”, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of Common Shares not evenly divisible by the Reverse Stock Split ratio will be entitled to receive cash in lieu of a fractional share and should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the Common Shares surrendered that is allocated to such fractional share. Such capital gain or loss will be short-term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long-term if held for more than one year.

A U.S. holder of our Common Shares may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the Reverse Stock Split. A U.S. holder of our Common Shares will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. holders of our Common Shares should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local, and foreign tax consequences to you of the Reverse Stock Split.

Effect of Not Obtaining the Required Vote of Approval

The failure of stockholders to approve the Reverse Stock Split proposal could prevent us from meeting the Minimum Bid Price Requirement, among other things, unless the market price of our Common Shares increases above the Minimum Bid Price Requirement without a reverse stock split. If we are unable to uplist our Common Shares to the NYSE American or Nasdaq, interest in our Common Shares may decline and certain institutions may not have the ability to trade in our Common Shares, all of which could have a material adverse effect on the liquidity or trading volume of our Common Shares. If our Common Shares become significantly less liquid due to our inability to qualify for listing on the NYSE American or Nasdaq, our stockholders may not have the ability to liquidate their investments in our Common Shares when desired and we believe our access to capital would become significantly diminished as a result.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to dissenters’ rights of appraisal with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right or any similar right.

Interests of Directors and Executive Officers in this Proposal

All of our directors and executive officers have a direct interest in increasing the value of our shares. Therefore, they have an interest in the approval of this proposal as it is expected it will lead to an increase in the value of our Common Shares. However, the Board does not believe this interest is different from that of any other stockholder.

Anti-Takeover Effects of the Reverse Stock Split

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to the stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Stock Split are to list our securities on the NYSE American or Nasdaq and increase the ability of institutions to purchase our Common Shares and stimulate the interest in our Common Shares by analysts and brokers. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Certificate of Incorporation nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split proposal is not a plan by our Board to adopt a series of amendments to our Certificate of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Reverse Stock Split Resolution

Therefore, at the Special Meeting, stockholders will be asked to consider, and if deemed advisable, to pass the following resolution (the “Reverse Stock Split Resolution”):

BE IT RESOLVED AS A RESOLUTION OF THE STOCKHOLDERS THAT:

1.The amendment to the Company’s Certificate of Incorporation substantially in the form attached as Appendix A to this proxy statement, authorizing the Company to effect a Reverse Stock Split of the issued and outstanding

Common Shares at a ratio ranging from any whole number between 1-for-50 and 1-for-100, with the final ratio within such range to be determined by the Board in its discretion, is hereby authorized, approved and adopted for purposes of Section 242 of the Delaware General Corporation Law and the stockholder approval requirement for consolidations set out in CSE Policy 4, in connection with the stock consolidation procedures under CSE Policy 9, subject to any required CSE acceptance and other applicable regulatory or exchange approvals;

2.The Board is hereby authorized, in its discretion and without further approval of the stockholders, to determine whether and when to effect the Reverse Stock Split, to select the final Reverse Stock Split ratio within the approved range, and to determine the effective time of the Reverse Stock Split;

3.No fractional shares of Common Share shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the Reverse Stock Split ratio will be entitled to a cash payment in lieu thereof determined by multiplying the fraction of a share to which the stockholder would otherwise be entitled by the closing price per Common Share on the date immediately preceding the Reverse Stock Split Effective Time, as determined by the Board;

4.Notwithstanding that the Reverse Stock Split Resolution has been duly approved by the stockholders, the Board is hereby expressly authorized, in its discretion and without further approval of the stockholders, to abandon the amendment and determine not to effect the Reverse Stock Split at any time before the amendment becomes effective;

5.Any director or officer of the Company is hereby authorized and directed to execute and file the Certificate of Amendment with the Secretary of State of the State of Delaware, with such changes as may be required by the Secretary of State of the State of Delaware, the CSE, the SEC or any other regulatory authority or stock exchange, and to execute, deliver, file and post, as applicable, any notices, certificates, letters of transmittal, CUSIP/ISIN, transfer agent, clearing agency, CSE and other regulatory or exchange materials, to cancel or cause to be cancelled any certificates evidencing pre-Reverse Stock Split shares and issue or cause to be issued shares or book-entry statements representing post-Reverse Stock Split shares, and to do all such other acts and things as such director or officer may determine to be necessary or desirable to give effect to the foregoing resolutions; and

6.All actions previously taken by any director or officer of the Company in connection with the Reverse Stock Split are hereby ratified, confirmed and approved.

Vote Required

Approval of the Reverse Stock Split requires the affirmative vote of a majority of the outstanding shares entitled to vote on the Reverse Stock Split. Approval of the Reverse Stock Split proposal will also constitute stockholder approval for purposes of CSE Policy 4, as referenced by CSE Policy 9, subject to any required CSE acceptance in connection with the implementation of the Reverse Stock Split. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Reverse Stock Split proposal. Because we believe that brokers have discretionary authority to vote on the Reverse Stock Split, we do not expect any broker non-votes in connection with this proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 1. Proxies solicited by the Board will be voted “FOR” Proposal 1 unless stockholders specify a contrary vote.

PROPOSAL NO. 2

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

Overview of the Adjournment

The Board believes that, if the number of votes cast in favor of the Reverse Stock Split proposal is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

In Proposal No. 2, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Adjournment Proposal. Because we believe that brokers have discretionary authority to vote on the Adjournment Proposal, we do not expect any broker non-votes in connection with this proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 2. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless stockholders specify a contrary vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of the Record Date, certain information with respect to the beneficial ownership of Common Shares by (i) each of our directors and executive officers; (ii) each person known to us who owns beneficially more than 5% of our outstanding Common Shares; and (iii) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Common Stock Outstanding
Jon R. Levine	50,017,711	(2)	12.24%
Mario Pinho	393,454	(3)	*
Timothy Shaw	10,757,238	(4)	2.66%
Ryan Crandall	2,163,104	(5)	*
Edward Gildea	1,172,516		*
David Allen	743,452		*
Eva Selhub, M.D.	730,748		*
All directors and executive officers as a group (seven persons)	65,978,223	(6)	16.05%
____________________
*Less than one percent.

(1)Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act whereby shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to Common Shares indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted. All percentages are determined based on 403,740,510 Common Shares outstanding as of the Record Date.
(2)Includes: (i) 21,358,631 Common Shares held by Mr. Levine; (ii) 23,616,938 Common Shares held by a trust of which Mr. Levine is the sole trustee; (iii) 5,000,000 Common Shares underlying outstanding options; and (iv) 42,142 Common Shares underlying restricted stock units (“RSUs”) subject to vesting by November 3, 2026. Not included are 6,684,640 Common Shares held by Christine A. Levine (“Mrs. Levine”), Mr. Levine’s spouse. Mr. Levine disclaims beneficial ownership of the Common Shares held by Mrs. Levine for purposes of Sections 13(d) or 13(g) of the Exchange Act.
(3)Includes: (i) 355,172 Common Shares held by Mr. Pinho; and (ii) 38,282 Common Shares underlying RSUs subject to vesting by November 3, 2026.

(4)Includes: (i) 9,454,600 Common Shares held by Mr. Shaw; (ii) 1,250,000 Common Shares underlying outstanding options; and (iii) 52,638 Common Shares underlying RSUs subject to vesting by November 3, 2026. Not included are 2,000,000 Common Shares held by a family trust (the “Shaw Family Trust”) for the benefit of Mr. Shaw’s spouse and children, of which his spouse serves as sole trustee. Mr. Shaw disclaims beneficial ownership of the Common Shares held by the Shaw Family Trust for purposes of Section 13(d) or 13(g) of the Exchange Act.
(5)Includes: (i) 1,124,246 Common Shares held by Mr. Crandall; (ii) 1,000,000 Common Shares underlying outstanding options; and (iii) 38,858 Common Shares underlying RSUs subject to vesting by November 3, 2026.
(6)Includes 7,250,000 Common Shares underlying outstanding options and 171,920 Common Shares underlying RSUs subject to vesting by November 3, 2026.

MISCELLANEOUS

Other Matters

Management knows of no other matters, other than the foregoing, to be brought before the Special Meeting, but if such other matters properly come before the Special Meeting, or any adjournment thereof, the Proxyholders will vote such proxy on such matters in accordance with their best judgment.

Certain information contained in this Proxy Statement relating to the credentials and security holdings of our directors and officers is based upon information provided by the individual directors and officers.

Additional Information

Additional information relating to the Company is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Financial information is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, a copy of which may be obtained under the Company’s profile on SEDAR+ at www.sedarplus.ca, its profile on the SEC’s website at www.sec.gov, or upon written request to the Corporate Secretary at the following address:

MariMed Inc. 10 Oceana Way
Norwood, Massachusetts 02062
Attention: Investor Relations

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by us. Proxies may be solicited by our directors, officers and regular employees, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of Common Shares.

Stockholder Proposals for Next Annual Meeting Pursuant to Rule 14a-8 of the Exchange Act

As previously disclosed in our Proxy Statement for the Annual Meeting of Stockholders for the fiscal year ended December 31, 2025 (the “2026 Annual Meeting”), filed with the SEC on April 23, 2026, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, in writing not later than December 24, 2026, which is 120 days before the one-year anniversary date on which this Proxy Statement was mailed to our stockholders in connection with the 2026 Annual Meeting, and must otherwise comply with the rules promulgated by the SEC. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary date of the 2026 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2027 Annual Meeting. In such an event, we expect to issue a press release announcing such change and take reasonable steps necessary.

Stockholder Director Nominations for Inclusion in the 2027 Proxy Statement

Under our Bylaws, written notice of stockholder nominations to the Board, that are to be included in the proxy statement for the 2027 Annual Meeting (the “2027 Proxy Statement”) pursuant to the proxy access provisions in Article II, Section 10 of our Bylaws (the “Proxy Access Notice”), must be delivered to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, not later than 120 days (December 24, 2026) nor earlier than 150 days (November 24, 2026) prior to the one-year anniversary date on which the proxy statement was mailed to our stockholders in connection with the 2026 Annual Meeting. Accordingly, any eligible stockholder who wishes to have a nomination considered at the 2027 Annual Meeting and included in the 2027 Proxy Statement must deliver the Proxy Access Notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee) to the Secretary between November 24, 2026 and December 24, 2026. However, if the date of the 2027 Annual Meeting is earlier by more than 30 days or delayed by more than 60 days from the one-year anniversary date of the Annual Meeting, the Proxy Access Notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to the 2027 Annual Meeting nor later than the close of business on the later of: (i) the 120th day prior to the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Stockholder Director Nomination and Other Stockholder Proposals for Presentation at the 2027 Annual Meeting Not Included in 2027 Proxy Statement

Under our Bylaws, written notice of stockholder nominations to the Board or any other business proposed by a stockholder that is not to be included in the 2027 Proxy Statement pursuant to the notice provisions in Article II, Section 9 of our Bylaws (the “Proposal Notice”), must be delivered to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, not later than the close of business on the 90th day (or March 6, 2027), nor earlier than the close of business on the 120th day (or February 4, 2027), prior to the one-year anniversary date of the 2026 Annual Meeting. Accordingly, any stockholder who wishes to have a nomination or other business considered at the 2027 Annual Meeting, but not included in the 2027 Proxy Statement, must deliver the Proposal Notice (containing the information specified in our Bylaws regarding the stockholder and the proposed action) to the Secretary between February 4, 2027 and March 6, 2027. However, if the date of the 2027 Annual Meeting is earlier by more than 30 days or delayed by more than 60 days from the one-year anniversary date of the 2026 Annual Meeting, the Proposal Notice must be delivered to the Secretary not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of: (i) the 90th day prior to the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Stockholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), must provide notice that sets forth the information required by Rule 14a-19(b) no later than 60 days prior to the anniversary date of the 2026 Annual Meeting (for the 2027 Annual Meeting, no later than April 5, 2027). However, if the date of the 2027 Annual Meeting changes by more than 30 days from the one-year anniversary date of the 2026 Annual Meeting, such notice must instead be provided by the later of: (i) 60 days prior to the date of the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Materials, please notify your broker or MariMed. Direct your written request to MariMed Inc.,

Corporate Secretary, 10 Oceana Way, Norwood, Massachusetts 02062. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS SOON AS POSSIBLE, SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.
By order of the Board of Directors,
Edward Gildea
Chairman of the Board

Norwood, Massachusetts
September 22, 2026

APPENDIX A

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION

OF

MARIMED INC.

(Pursuant to Section 242 of the Delaware General Corporation Law)
____________________________

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is MariMed Inc.

2. The certificate of incorporation of the Corporation is hereby amended by revising Article FOURTH to include a new subparagraph (C) as follows:

“(C) Effective at [ • ] on [ • ][ • ], [ • ](the “Reverse Stock Split Effective Time”), a one-for-[ • ] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [ • ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the Reverse Stock Split ratio will be entitled to a cash payment in lieu thereof determined by multiplying the fraction of a share to which the stockholder would otherwise be entitled by the closing price per share of Common Stock on the date immediately preceding the Reverse Stock Split Effective Time, as determined by the Board of Directors; provided, that where shares are held in certificated form, the surrender of a stockholder’s Old Certificates (as defined below) will be required. Each certificate that immediately prior to the Reverse Stock Split Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”

3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

Executed on this [__] day of [________]

    ____________________________
    Jon R. Levine
    Chief Executive Officer

APPENDIX B

MariMed

MARIMED INC.
10 OCEANA WAY
NORWOOD, MA 02062

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRMD2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03442-S48155 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARIMED INC.

The Board of Directors recommends a vote FOR all proposals.	**For**	**Against**	**Abstain**
1. Approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value \$0.001 per share, by a ratio of not less than one-for-fifty (1-for-50) and not more than one-for-one hundred (1-for-100) with the exact ratio to be determined by the Board of Directors in its sole discretion, without reducing the authorized number of shares of common stock, and with the Board of Directors authorized, in its sole discretion, to abandon the amendment and not effect the reverse stock split.	☐	☐	☐
2. Approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are insufficient votes in favor of Proposal 1.	☐	☐	☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Special Meeting.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Special Meeting of Stockholders of
MARIMED INC.
October 28, 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 28, 2026
The proxy materials for the Special Meeting, including the Notice and the Proxy Statement, are also available at http://www.proxyvote.com

Please mark, date, sign and mail your
proxy card back as soon as possible!

T03443-S48155

PROXY CARD
MARIMED INC.

This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Stockholders to be held on October 28, 2026

The undersigned hereby constitutes and appoints Jon R. Levine and Edward Gildea, and each of them, with full power of substitution, as proxies of the undersigned to attend the Special Meeting of Stockholders of MariMed Inc. (the "Company") to be held on October 28, 2026 at 9:30 a.m. Eastern Time, via live webcast on the Internet at **www.virtualshareholdermeeting.com/MRMD2026SM**, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Special Meeting, and in their discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on Reverse Side)